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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2002
                                                --------------------------------

                          AK STEEL HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                  File No. 1-13696               31-1401455
---------------         -------------------------     -------------------------
(State or other          (Commission file number)        (IRS employer
jurisdiction of                                          identification
incorporation)                                           number)

   703 Curtis Street, Middletown, Ohio                        45043
----------------------------------------               ------------------
(Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code: 513-425-5000
                                                    ------------

                            Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

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Item 5.  Other Events.
         ------------

         Filed herewith is a copy of a Press Release, dated December 10, 2002, issued by AK Steel Corporation (the "Company") to announce that it has notified the International United Steelworkers of America (USWA) that it will begin an orderly recall of hourly production and maintenance employees to the Mansfield Works.

Item 7.  Exhibit.
         -------

                  (a)  Financial Statements of business acquired:

                       Not applicable.

                  (b)  Pro Forma financial information:

                       Not applicable.

                  (c)  Exhibit:


                       99  Press Release dated December 10, 2002



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  AK STEEL HOLDING CORPORATION



                                             /s/  Brenda S. Harmon
                                                  ----------------------------
                                                  Brenda S. Harmon
                                                  Secretary

Dated:  December 11, 2002


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                          AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX




Exhibit No.       Description
-----------       -----------

99                Press Release dated December 10, 2002





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